Exhibit 10.1

AMENDMENT NUMBER ONE

to the

Master Loan and Security Agreement

Dated as of December 30, 2003

between

HOMEONE FUNDING I

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER ONE is made this 23rd day of December, 2004, between HOMEONE FUNDING I, having an address at 2150 West 18th Street, Houston, Texas 77008 (the “Borrower”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Master Loan and Security Agreement, dated as of December 30, 2003, by and between the Borrower and the Lender (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Agreement to extend the Termination Date thereunder to January 31, 2005;

WHEREAS, as of the date of this Amendment, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement; and

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Effective as of December 23, 2004, Section 1 of the Agreement is hereby amended by deleting the definition of Termination Date and replacing it with the following:

“Termination Date” shall mean January 31, 2005, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.  Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.  Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4.  Representations.  The Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5.  Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 6.  Counterparts.  This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

HOMEONE FUNDING I
(Borrower)

	By:	/s/ Gary V. Busch
	Name:	Gary V. Busch
	Title:	Senior Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
(Lender)

	By:	/s/ Jon Stapleton
	Name:	Jon Stapleton
	Title:	Vice President

Acknowledged and Accepted:

HOMEONE CREDIT CORP.
(Guarantor)

By:	/s/ Joseph N. Corona, Jr.
Name:	Joseph N. Corona, Jr.
Title:	Executive Vice President

FLEETWOOD ENTERPRISES, INC.
(Guarantor)

By:	/s/ Forrest Theobald
Name:	Forrest Theobald
Title:	Secretary